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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): APRIL 19, 2002


                          BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



           DELAWARE                   000-22433             75-2692967
 (State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)             File Number)       Identification No.)



                            6300 BRIDGEPOINT PARKWAY
                            BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code: (512) 427-3300


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ITEM  5.  OTHER  EVENTS.

     On April 19, 2002, the Registrant issued a press release announcing that its management will be presenting at the IPAA 2002 Oil & Gas Investment Symposium in New York on Tuesday April 23, 2002. The presentation is schedule for 1:45 pm EDT and can be viewed via webcast. Details about the webcast are included in the press release. The full text of the press release which is set forth in Exhibit 99.1 hereto is filed and incorporated in this Report as if fully set forth herein.


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits

                           Item               Exhibit
                           ----               -------

                           99.1*              Press Release dated
                                              April 19, 2002.



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*  filed herewith.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BRIGHAM  EXPLORATION  COMPANY



Date:   April 19, 2002                      By:   /s/  Curtis F. Harrell
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                                                  Curtis  F.  Harrell
                                                  Executive Vice President &
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS

                           Item                    Exhibit
                           ----                    -------

                           99.1*              Press Release dated
                                              April 19, 2002.


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